UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2024
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Kulicke and Soffa Industries, Inc. (the "Company") is filing this Current Report on Form 8-K to provide an update on certain matters related to a project with one of its strategic customers within the Company's advanced display market, previously referred to as Project W.

Item 2.05     Cost Associated with Exit or Disposal Activities.
Previously referred to as Project W, the Company has been engaged with one of its strategic customers (the "Customer") to support the Customer with the development and future mass production of certain technologies relating to advanced display (the "Project"). In connection with the Customer's strategic review of its business, the Customer has informed the Company that it has cancelled the Project.
In connection with the foregoing, on March 11, 2024, the Company committed to a plan to cease operational activities and commence wind down activities concerning various aspects of the Project, as a result of which the Company expects to incur pre-tax charges, including impairments, in the range of $110 million and $130 million.
The pre-tax cash expenditures include (i) between approximately $3 million and $5 million of one-time termination benefits, (ii) between approximately $8 million and $13 million of contract termination charges, and (iii) between approximately $6 million and $11 million of other associated costs.
The Company also expects to incur pre-tax non-cash impairment charges of (i) between approximately $49 million and $53 million of inventory write-down charges, and (ii) between approximately $44 million and $48 million of impairment charges relating to long-lived assets.
The Company plans to recognize the non-cash inventory write-down and impairment charges in the second fiscal quarter of 2024, with the remaining cash expenditures to be recognized over the course of fiscal year 2024.
The Company expects to complete majority of its wind down activities by the end of fiscal year 2024.
The estimates of the charges and expenditures that the Company expects to incur, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates.

Item 2.06     Material Impairments.
The information set forth above under Item 2.05 is incorporated into this Item 2.06 by reference.

Item 7.01     Regulation FD Disclosure.
Consistent with the guidance provided by the Company during its earnings call on February 1, 2024, the Company continues to anticipate total revenue of $170 million, +/- $10 million, during the second fiscal quarter of 2024.
Additionally, the Company anticipates that the cancellation of the Project will reduce its fiscal year 2024 revenue by approximately $15 million. The Company intends to refocus its development resources towards other growth-centric opportunities supporting technology changes within the Thermo-compression, Vertical Fan-Out, Automotive and Dispense markets over the coming quarters.
Additional information regarding the near-term business outlook will be shared on the Company's second fiscal quarter earnings call.
The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains statements relating to future events and expectations regarding our future results. These statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "expect," "anticipate," "intend," and similar expressions, among others, generally identify "forward looking statements," which speak only as of the date such statements were made. These statements are not guarantees of future performance, and the Company cautions investors not to place undue reliance on any forward-looking statements. While these forward-looking statements represent our judgments and future expectations regarding the impact of the cancellation of the Project on our business, and our results for our second fiscal quarter of 2024 and full fiscal year 2024, a number of risks, uncertainties and other important factors could cause actual results to differ materially from our expectations. These factors include, but are not limited to, the continued review of the impact of the cancellation of the Project on our business, our ability to repurpose assets deployed or developed for Project W to other parts of our business, our ability to seek potential recourse, claims and remedies arising from the cancellation of the Project, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, filed on November 16, 2023, and our other filings with the Securities and Exchange Commission. Additionally, there may be other risks and uncertainties following the events described in this Current Report on Form 8-K that the Company is unable to identify at this time or that the Company does not currently expect to have a material impact on its business. The Company is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: March 11, 2024	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)